EXHIBIT 99.1

Table 1 – Non-Derivative Securities Acquired, Disposed of, or Beneficially Owned

1. Title of Security (Instr. 3)	2. Transaction Date (Month/ Day/ Year)	2A. Deemed Execution Date, if any (Month/ Day/ Year)	3. Transaction Code (Instr. 8)		4. Securities Acquired (A) or Disposed of (D) (Instr. 3, 4 and 5)			5. Amount of Securities Beneficially Owned Following Reported Transaction(s) (Instr. 3 and 4)	6. Ownership Form: Direct (D) or Indirect (I) (Instr. 4)	7. Nature of Indirect Beneficial Ownership (Instr. 4)
			Code (P) or (S)	V	Amount	(A) or (D)	Price
Common Stock(1)(2)(3)	05/20/2020		S		5,820	D	$ 0.8034	4,195,762(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	05/20/2020		P		694	A	$ 0.8060	4,196,456(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	05/26/2020		P		5,642	A	$ 0.7900	4,202,098(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	05/26/2020		S		13,800	D	$ 0.7974	4,188,298(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	05/26/2020		P		7,458	A	$ 0.8000	4,195,756(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	05/26/2020		P		1,950	A	$ 0.8300	4,197,706(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	05/26/2020		S		1,250	D	$ 0.8300	4,196,456(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	05/28/2020		P		1,250	A	$ 0.8500	4,197,706(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	05/28/2020		S		1,250	D	$ 0.8500	4,196,456(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	06/03/2020		P		1,781	A	$ 1.0700	4,198,237(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	06/03/2020		P		200	A	$ 1.0900	4,198,437(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	06/03/2020		P		1,051	A	$ 1.1000	4,199,488(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	06/03/2020		S		10,000	D	$ 1.1314	4,189,488(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	06/03/2020		P		4,835	A	$ 1.1500	4,194,323(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	06/03/2020		P		2,133	A	$ 1.1600	4,196,456(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	06/04/2020		P		7,500	A	$ 1.2900	4,203,956(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	06/04/2020		S		7,500	D	$ 1.2900	4,196,456(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	06/08/2020		P		3,200	A	$ 1.3400	4,199,656(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	06/08/2020		S		5,474	D	$ 1.3442	4,194,182(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	06/08/2020		P		2,274	A	$ 1.3500	4,196,456(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	06/09/2020		S		200	D	$ 1.2900	4,196,256(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	06/09/2020		P		38,963	A	$ 1.3629	4,235,219(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	06/09/2020		S		38,963	D	$ 1.3629	4,196,256(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	06/09/2020		P		3,800	A	$ 1.3633	4,200,056(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	06/09/2020		S		3,600	D	$ 1.3674	4,196,456(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	06/10/2020		P		163,073	A	$ 1.7000	4,359,529(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	06/10/2020		S		163,073	D	$ 1.7000	4,196,456(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	06/10/2020		P		163,073	A	$ 1.7317	4,359,529(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	06/10/2020		S		163,073	D	$ 1.7317	4,196,456(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	06/11/2020		S		2,000	D	$ 1.5000	4,194,456(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	06/11/2020		P		2,000	A	$ 1.5300	4,196,456(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	06/11/2020		S		2,000	D	$ 1.5300	4,194,456(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	06/11/2020		S		300	D	$ 1.5800	4,194,156(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	06/11/2020		P		46,050	A	$ 1.5955	4,240,206(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	06/11/2020		S		43,750	D	$ 1.6000	4,196,456(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	06/15/2020		P		47,750	A	$ 1.6100	4,234,206(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	06/15/2020		S		47,750	D	$ 1.6100	4,186,456(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	06/16/2020		P		2,000	A	$ 1.5000	4,188,456(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	06/16/2020		S		2,000	D	$ 1.5000	4,186,456(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	06/17/2020		S		708	D	$ 1.4410	4,185,748(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	06/17/2020		P		2,708	A	$ 1.4476	4,188,456(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	06/17/2020		S		2,000	D	$ 1.4500	4,186,456(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	06/29/2020		P		300	A	$ 1.2900	4,186,756(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	06/29/2020		S		300	D	$ 1.2900	4,186,456(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	06/29/2020		P		3,973	A	$ 1.3300	4,190,429(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	06/29/2020		S		5,000	D	$ 1.3341	4,185,429(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	06/29/2020		P		1,027	A	$ 1.3500	4,186,456(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	07/01/2020		P		250,000	A	$ 1.7542	4,436,456(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	07/01/2020		S		250,000	D	$ 1.7542	4,186,456(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	07/01/2020		P		47,586	A	$ 1.9254	4,234,042(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	07/01/2020		P		250,000	A	$ 1.9362	4,484,042(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	07/01/2020		S		297,586	A	$ 1.9345	4,186,456(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	07/07/2020		P		350	A	$ 1.2400	4,186,806(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	07/07/2020		S		350	D	$ 1.2400	4,186,456(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	07/08/2020		S		50	D	$ 1.2900	4,186,406(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	07/08/2020		P		350	A	$ 1.2943	4,186,756(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	07/08/2020		S		300	D	$ 1.2950	4,186,456(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	07/21/2020		P		500	A	$ 1.7400	4,267,807(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	07/21/2020		S		500	D	$ 1.7400	4,267,307(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	07/22/2020		P		1,500	A	$ 1.6813	4,187,956(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	07/22/2020		S		1,500	D	$ 1.6813	4,186,456(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	07/23/2020		P		3,000	A	$ 1.6883	4,189,456(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	07/23/2020		S		3,000	D	$ 1.6883	4,186,456(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	07/24/2020		P		7,500	A	$ 1.5500	4,193,956(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	07/24/2020		S		8,211	D	$ 1.5508	4,185,745(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	07/24/2020		P		100	A	$ 1.5550	4,185,845(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	07/24/2020		P		611	A	$ 1.5600	4,186,456(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	07/28/2020		P		7,523	A	$ 1.4800	4,193,979(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	07/28/2020		S		7,523	D	$ 1.4800	4,186,456(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	08/03/2020		P		46,565	A	$ 1.6473	4,233,021(4)(5)	I	See Footnotes(4)(5)

Common Stock(1)(2)(3)	08/03/2020		S		46,565	D	$ 1.6473	4,186,456(4)(5)	I	See Footnotes(4)(5)

Explanation of Responses:

1.

These transactions in the common stock (the “Common Stock”) of T2 Biosystems, Inc. (the “Issuer”) have not previously been reported on Form 4 and were effected by Goldman Sachs & Co. LLC (“Goldman Sachs”) acting as agent on behalf of certain international affiliates that had entered into riskless principal trades in connection with client trade facilitation in the ordinary course of their business.

2.

Without conceding riskless principal trades in connection with client trade facilitation in the ordinary course of business can result in liability under Section 16(b) of the Securities Exchange Act of 1934 (the “Exchange Act”), the amount of profit potentially recoverable by the Issuer from the reported transactions in the event that they were subject to Section 16(b) will be remitted to the Issuer.

3.	The Reporting Person is a managing director of Goldman Sachs. Goldman Sachs is a subsidiary of The Goldman Sachs Group, Inc. (“GS Group”).
4.

GS Group and Goldman Sachs may be deemed to beneficially own indirectly, in the aggregate, 4,157,240 shares of Common Stock of the Issuer by reason of the direct beneficial ownership of Common Stock by certain investment entities (the “GS Funds”) because GS Group, or affiliates of GS Group and Goldman Sachs, are the general partner, managing general partner, managing partner, managing member or member of each of the GS Funds. Goldman Sachs beneficially owns directly and GS Group may be deemed to beneficially own indirectly 29,216 shares of common stock.

5.

The Reporting Person disclaims beneficial ownership of the securities reported herein except to the extent of the Reporting Person’s pecuniary interest therein, if any, and this report shall not be deemed an admission that the Reporting Person is the beneficial owner of, or has any pecuniary interest in, such securities for purposes of Section 16 of the Exchange Act, or for any other purpose.